SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)      July 10, 2002
                                                     ---------------------------

                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

           California                    0-31080                  68-0434802
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(State or other jurisdiction of       (Commission               (IRS Employer
         incorporation)               File Number)           Identification No.)

1500 Soscol Avenue, Napa, California                                94559-3045
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         (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code   (707) 257-8585
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)
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Item 5.      Other Events.

             Trust  Preferred . On July 10,  2002,  North Bay  Bancorp  issued a press release announcing the completion of its $10 million participation in a trust preferred pooled transaction. A copy of the press release is attached to this Current Report as Exhibit
             99.1 and incorporated into this report by reference.

Item 7.      Financial Statements and Exhibits.

             (b)  Exhibits

                  99.1     Press release announcing  completion of a $10 million
                           participation    in   a   trust   preferred    pooled
                           transaction.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 11, 2002              NORTH BAY BANCORP


                                 /s/ Terry L. Robinson
                                 --------------------------------------------
                                 Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)